EATON VANCE HIGH YIELD

MUNICIPAL INCOME FUND

Supplement to Prospectus and Summary Prospectus

dated June 1, 2019

Class B shares of Eaton Vance High Yield Municipal Income Fund (the “Fund”) have been converted to Class A shares of the Fund. Effective August 15, 2019, all references to Class B shares of the Fund are removed from the Prospectus and Summary Prospectus.

August 15, 2019	32943 8.15.19